Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
December 31, 2014

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and for the fiscal year ended December 31, 2014 (when available).

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Geographic Diversification

Consolidated Properties

As of December 31, 2014
State	# of Centers	GLA	% of GLA
South Carolina	5	1,593,898	14%
New York	2	1,478,808	13%
Pennsylvania	3	874,460	8%
Georgia	2	692,478	6%
Texas	2	619,621	5%
Delaware	1	565,707	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,706	4%
Tennessee	1	448,335	4%
Michigan	2	432,459	4%
Ohio	1	411,776	4%
Missouri	1	329,861	3%
Utah	1	319,661	3%
Louisiana	1	318,666	3%
Connecticut	1	289,898	3%
Iowa	1	277,230	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	36	11,346,313	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Charlotte, NC	1	397,837	50.00%
Glendale, AZ (1)	1	381,309	58.00%
Texas City, TX	1	352,705	50.00%
National Harbor, MD	1	338,786	50.00%
Cookstown, ON	1	305,134	50.00%
Ottawa, ON (1)	1	287,709	50.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	161,449	50.00%
Saint-Sauveur, QC	1	115,717	50.00%
Total	9	2,605,732

(1)	Excludes square feet to be completed and turned over to an anchor tenant at a later date.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 12/31/14	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13
Deer Park, NY	749,074	95%	95%	94%	92%	95%
Riverhead, NY	729,734	99%	98%	99%	98%	100%
Rehoboth Beach, DE	565,707	98%	98%	100%	98%	100%
Foley, AL	557,014	96%	96%	98%	96%	97%
Atlantic City, NJ	489,706	94%	90%	93%	93%	96%
San Marcos, TX	441,821	99%	99%	100%	100%	100%
Sevierville, TN	448,335	100%	100%	100%	99%	99%
Myrtle Beach Hwy 501, SC	425,247	96%	98%	98%	98%	99%
Jeffersonville, OH	411,776	98%	97%	97%	95%	100%
Myrtle Beach Hwy 17, SC	402,791	100%	100%	100%	99%	100%
Charleston, SC	382,117	99%	99%	99%	98%	100%
Pittsburgh, PA	372,958	100%	100%	100%	96%	100%
Commerce II, GA	371,408	99%	99%	100%	94%	99%
Branson, MO	329,861	100%	100%	100%	99%	100%
Locust Grove, GA	321,070	100%	100%	99%	99%	100%
Howell, MI	319,889	98%	98%	98%	98%	99%
Park City, UT	319,661	99%	100%	99%	97%	100%
Mebane, NC	318,910	100%	99%	100%	99%	100%
Gonzales, LA	318,666	100%	100%	97%	98%	100%
Westbrook, CT	289,898	96%	95%	97%	99%	100%
Williamsburg, IA	277,230	100%	100%	100%	100%	100%
Lancaster, PA	254,002	100%	100%	100%	99%	100%
Tuscola, IL	250,439	87%	87%	90%	90%	92%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	99%	98%	96%	98%	100%
Hilton Head II, SC	206,544	100%	100%	100%	97%	100%
Fort Myers, FL	198,877	91%	90%	90%	93%	94%
Ocean City, MD	198,840	98%	99%	99%	97%	100%
Terrell, TX	177,800	99%	100%	93%	97%	99%
Hilton Head I, SC	177,199	100%	99%	99%	98%	98%
Barstow, CA	171,300	100%	100%	100%	100%	100%
West Branch, MI	112,570	94%	94%	94%	98%	100%
Blowing Rock, NC	104,154	100%	97%	100%	100%	100%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	51,737	100%	93%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Lincoln City, OR (1)	N/A	N/A	98%	100%	99%	100%
Total	11,346,313	98%	98%	98%	97%	99%

(1)	Sold Center in December 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Unconsolidated joint venture properties
Location	Total GLA 12/31/14	% Occupied 12/31/14	% Occupied 9/30/14	% Occupied 6/30/14	% Occupied 3/31/14	% Occupied 12/31/13
Charlotte, NC (1)	397,837	99%	99%	N/A	N/A	N/A
Glendale, AZ (2)	381,309	97%	100%	99%	99%	100%
Texas City, TX	352,705	100%	100%	99%	99%	100%
National Harbor, MD	338,786	100%	100%	97%	97%	99%
Cookstown, ON	305,134	96%	95%	98%	98%	100%
Ottawa, ON (2) (3)	287,709	95%	N/A	N/A	N/A	N/A
Wisconsin Dells, WI	265,086	100%	100%	100%	97%	100%
Bromont, QC	161,449	81%	81%	81%	81%	84%
Saint-Sauveur, QC	115,717	100%	100%	100%	100%	100%

(1)	Center opened on July 31, 2014.

(2)	Excludes square feet to be completed and turned over to an anchor tenant at a later date.

(3)	Center opened on October 17, 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Portfolio Occupancy at the End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Major Tenants (1)

Ten Largest Tenants as of December 31, 2014
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	82	877,187	7.7%
Ascena Retail Group, Inc.	86	502,809	4.4%
PVH Corp.	90	455,516	4.0%
V. F. Corporation	46	387,732	3.4%
Nike, Inc.	35	376,508	3.3%
Ralph Lauren Corporation	36	340,379	3.0%
ANN Inc.	48	324,229	2.9%
G-III Apparel Group, Ltd.	65	321,652	2.8%
Adidas AG	43	289,719	2.6%
Carter's, Inc.	59	274,636	2.4%
Total of All Listed Above	590	4,150,367	36.5%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Lease Expirations as of December 31, 2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Leasing Activity (1,2)

	3/31/2014	6/30/2014	9/30/2014	12/31/2014	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	74	35	22	3	134	148
Gross leasable area	265,241	109,772	84,722	10,039	469,774	494,682
New initial base rent per square foot	$29.76	$29.12	$32.59	$27.69	$30.08	$27.81
Prior expiring base rent per square foot	$24.02	$24.12	$25.46	$24.18	$24.31	$22.84
Percent increase	23.9%	20.7%	28.0%	14.5%	23.7%	21.8%

New straight line base rent per square foot	$32.48	$32.54	$34.34	$36.90	$32.93	$30.77
Prior straight line base rent per square foot	$23.74	$23.94	$25.69	$26.33	$24.20	$22.20
Percent increase	36.8%	35.9%	33.7%	40.1%	36.1%	38.6%

Renewed Space:
Number of leases	174	29	30	42	275	329
Gross leasable area	829,697	148,451	119,027	144,212	1,241,387	1,526,214
New initial base rent per square foot	$22.46	$21.56	$21.32	$23.92	$22.42	$23.13
Prior expiring base rent per square foot	$20.24	$19.84	$18.80	$23.20	$20.40	$20.51
Percent increase	11.0%	8.7%	13.4%	3.1%	9.9%	12.8%

New straight line base rent per square foot	$23.49	$22.23	$22.24	$24.87	$23.38	$24.08
Prior straight line base rent per square foot	$19.75	$19.56	$18.65	$22.73	$19.97	$20.14
Percent increase	18.9%	13.7%	19.2%	9.4%	17.1%	19.6%

Total Re-tenanted and Renewed Space:
Number of leases	248	64	52	45	409	477
Gross leasable area	1,094,938	258,223	203,749	154,251	1,711,161	2,020,896
New initial base rent per square foot	$24.23	$24.77	$26.01	$24.17	$24.52	$24.27
Prior expiring base rent per square foot	$21.15	$21.66	$21.57	$23.26	$21.47	$21.08
Percent increase	14.6%	14.4%	20.6%	3.9%	14.2%	15.1%

New straight line base rent per square foot	$25.67	$26.61	$27.27	$25.66	$26.00	$25.72
Prior straight line base rent per square foot	$20.72	$21.42	$21.58	$22.97	$21.13	$20.65
Percent increase	23.9%	24.2%	26.4%	11.7%	23.0%	24.6%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

(2)	Excludes the Lincoln City outlet center which was sold in December 2014.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Consolidated Balance Sheets (dollars in thousands)

	12/31/2014	9/30/2014	6/30/2014	3/31/2014	12/31/2013
ASSETS
Rental property
Land	$217,994	$230,415	$230,415	$230,415	$230,415
Buildings, improvements and fixtures	1,947,083	2,043,583	2,029,321	2,013,520	2,009,971
Construction in progress	98,526	75,000	37,553	20,848	9,433
	2,263,603	2,348,998	2,297,289	2,264,783	2,249,819
Accumulated depreciation	(662,236)	(708,515)	(691,339)	(671,807)	(654,631)
Total rental property, net	1,601,367	1,640,483	1,605,950	1,592,976	1,595,188
Cash and cash equivalents	16,875	10,824	13,240	16,906	15,241
Rental property held for sale	46,005	—	—	—	—
Investments in unconsolidated joint ventures	208,050	249,659	210,131	171,040	140,214
Deferred lease costs and other intangibles, net	140,883	146,642	151,738	157,627	163,581
Deferred debt origination costs, net	12,126	9,794	9,652	10,276	10,818
Prepaids and other assets	72,354	82,715	77,905	81,068	81,414
Total assets	$2,097,660	$2,140,117	$2,068,616	$2,029,893	$2,006,456
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,574	$794,729	$794,567	$794,407	$794,248
Unsecured term loans, net of discounts	267,259	267,219	267,180	267,141	267,104
Mortgages payable, including premiums	271,361	247,240	248,336	249,418	250,497
Unsecured lines of credit	111,000	139,800	91,200	46,900	16,200
Total debt	1,443,194	1,448,988	1,401,283	1,357,866	1,328,049
Accounts payable and accruals	69,558	79,227	54,763	59,872	59,462
Deferred financing obligation	28,388	28,388	28,388	28,388	28,388
Other liabilities	32,634	29,300	30,024	31,942	32,962
Total liabilities	1,573,774	1,585,903	1,514,458	1,478,068	1,448,861
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	955	959	959	958	945
Paid in capital	791,566	801,363	797,286	793,059	788,984
Accumulated distributions in excess of net income	(281,679)	(276,218)	(276,224)	(272,085)	(265,242)
Accumulated other comprehensive loss	(14,023)	(7,382)	(3,265)	(5,515)	(2,428)
Equity attributable to Tanger Factory Outlet Centers, Inc.	496,819	518,722	518,756	516,417	522,259
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,417	27,595	27,602	27,606	28,432
Noncontrolling interest in other consolidated partnerships	650	7,897	7,800	7,802	6,904
Total equity	523,886	554,214	554,158	551,825	557,595
Total liabilities and equity	$2,097,660	$2,140,117	$2,068,616	$2,029,893	$2,006,456

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
REVENUES
Base rentals	$69,732	$69,612	$68,160	$66,976	$68,811	$274,480	$253,402
Percentage rentals	3,675	2,634	1,915	2,083	4,295	10,307	11,251
Expense reimbursements	32,075	29,463	29,452	31,542	31,110	122,532	109,654
Management, leasing and other services	1,043	1,225	758	566	1,244	3,591	3,080
Other income	1,849	2,255	1,927	1,616	1,865	7,648	7,432
Total revenues	108,374	105,189	102,212	102,783	107,325	418,558	384,819
EXPENSES
Property operating	34,968	32,798	33,629	36,027	34,227	137,422	121,046
General and administrative	11,652	11,334	10,761	10,722	9,879	44,469	39,119
Acquisition costs	—	—	—	7	240	7	1,203
Abandoned pre-development costs	769	—	—	1,596	—	2,365	—
Depreciation and amortization	25,398	25,774	25,197	26,063	27,063	102,432	95,746
Total expenses	72,787	69,906	69,587	74,415	71,409	286,695	257,114
Operating income	35,587	35,283	32,625	28,368	35,916	131,863	127,705

OTHER INCOME/(EXPENSE)
Interest expense	(14,527)	(13,902)	(14,582)	(14,920)	(13,790)	(57,931)	(51,616)
Loss on early extinguishment of debt	(13,140)	—	—	—	—	(13,140)	—
Gain on sale of real estate	7,513	—	—	—	—	7,513	—
Gain on previously held interest in acquired joint venture	—	—	—	—	—	—	26,002
Interest and other income	234	437	64	59	77	794	190
Income before equity in earnings of unconsolidated joint ventures	15,667	21,818	18,107	13,507	22,203	69,099	102,281
Equity in earnings of unconsolidated joint ventures	2,853	2,479	1,788	1,933	933	9,053	11,040
Net income	18,520	24,297	19,895	15,440	23,136	78,152	113,321
Noncontrolling interests in Operating Partnership	(954)	(1,252)	(1,028)	(803)	(1,208)	(4,037)	(5,643)
Noncontrolling interests in other consolidated partnerships	(24)	(42)	(17)	(21)	8	(104)	(121)
Net income attributable to Tanger Factory Outlet Centers, Inc.	17,542	23,003	18,850	14,616	21,936	74,011	107,557
Allocation to participating securities	(481)	(481)	(481)	(429)	(230)	(1,872)	(1,126)
Net income available to common shareholders	$17,061	$22,522	$18,369	$14,187	$21,706	$72,139	$106,431
Basic earnings per common share
Net income	$0.18	$0.24	$0.20	$0.15	$0.23	$0.77	$1.14
Diluted earnings per common share
Net income	$0.18	$0.24	$0.20	$0.15	$0.23	$0.77	$1.13
Weighted average common shares
Basic	93,851	93,834	93,800	93,580	93,408	93,769	93,311
Diluted	93,922	93,902	93,874	93,649	94,354	93,839	94,247

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	12/31/14	9/30/14	6/30/14	3/31/14	12/31/13	12/31/14	12/31/13
Funds from operations:
Net income	$18,520	$24,297	$19,895	$15,440	$23,136	$78,152	$113,321
Adjusted for -
Depreciation and amortization of real estate assets - consolidated properties	25,052	25,425	24,782	25,702	26,717	100,961	94,515
Depreciation and amortization of real estate assets - unconsolidated joint ventures	4,164	3,040	2,403	2,605	2,954	12,212	12,419
Gain on sale of real estate	(7,513)	—	—	—	—	(7,513)	—
Gain on previously held interest in acquired joint venture	—	—	—	—	—	—	(26,002)
Funds from operations	40,223	52,762	47,080	43,747	52,807	183,812	194,253
FFO attributable to noncontrolling interests in other consolidated partnerships	(46)	(62)	(37)	(40)	(12)	(185)	(202)
Allocation to participating securities	(795)	(1,045)	(949)	(864)	(524)	(3,653)	(2,025)
Funds from operations available to common shareholders	$39,382	$51,655	$46,094	$42,843	$52,271	$179,974	$192,026
Funds from operations per share	$0.40	$0.52	$0.47	$0.43	$0.53	$1.82	$1.94
Funds available for distribution to common shareholders:
Funds from operations	$39,382	$51,655	$46,094	$42,843	$52,271	$179,974	$192,026
Adjusted for -
Corporate depreciation excluded above	346	349	415	361	346	1,471	1,231
Amortization of finance costs	728	547	554	553	399	2,382	2,194
Amortization of net debt discount (premium)	(328)	(92)	(92)	(89)	(119)	(601)	(886)
Amortization of share-based compensation	3,817	3,813	3,772	3,349	3,012	14,751	11,375
Straight line rent adjustment	(1,047)	(1,666)	(1,522)	(1,838)	(1,461)	(6,073)	(5,528)
Market rent adjustment	961	734	845	669	752	3,209	1,141
2nd generation tenant allowances	(6,718)	(2,570)	(2,876)	(3,378)	(5,081)	(15,542)	(16,843)
Capital improvements	(7,668)	(12,701)	(12,341)	(4,209)	(2,187)	(36,919)	(15,208)
Adjustments from unconsolidated joint ventures	(940)	(286)	(39)	(218)	47	(1,483)	(4,914)
Funds available for distribution	$28,533	$39,783	$34,810	$38,043	$47,979	$141,169	$164,588
Funds available for distribution per share	$0.29	$0.40	$0.35	$0.39	$0.48	$1.43	$1.66
Dividends paid per share	$0.240	$0.240	$0.240	$0.225	$0.225	$0.945	$0.885
FFO payout ratio	60%	46%	51%	52%	43%	52%	46%
FAD payout ratio	83%	60%	69%	58%	48%	66%	53%
Diluted weighted average common shs.	99,023	99,003	98,989	98,789	99,499	98,954	99,129

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Unconsolidated Joint Venture Information

The following table details certain information as of December 31, 2014, except for Net Operating Income ("NOI") which is for the year ended December 31, 2014, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	397,837	$45.5	$2.6	$45.0

Galveston/Houston	Texas City, TX	50.0%	352,705	39.4	4.9	32.5

National Harbor	National Harbor, MD	50.0%	338,786	52.6	5.2	41.9

RioCan Canada (2)	Various	50.0%	870,009	152.7	4.1	7.9

Savannah (3)	Savannah, GA	50.0%	—	71.1	—	12.7

Westgate	Glendale, AZ	58.0%	381,309	48.2	5.0	31.3

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.1	2.4	12.1

Other				1.5	—	—

Total				$426.1	$24.2	$183.4

(1)	Center opened on July 31, 2014.

(2)
Includes a 161,449 square foot center in Bromont, Quebec, a 305,134 square foot center in Cookstown, Ontario, a 287,709 square foot center in Ottawa, Ontario (which opened on October 17, 2014), a 115,717 square foot center in Saint-Sauveur, Quebec, as well as due diligence costs for additional potential sites in Canada.

(3)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership column, which states our legal interest in this venture. Our economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Pro Rata Balance Sheet as of December 31, 2014 (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata balance sheet
ASSETS
Rental property
Land	$217,994	$—	$217,994	$52,283	$270,277
Buildings, improvements and fixtures	1,947,083	(160)	1,946,923	276,865	2,223,788
Construction in progress	98,526	—	98,526	75,864	174,390
	2,263,603	(160)	2,263,443	405,012	2,668,455
Accumulated depreciation	(662,236)	—	(662,236)	(24,703)	(686,939)
Total rental property, net	1,601,367	(160)	1,601,207	380,309	1,981,516
Cash and cash equivalents	16,875	—	16,875	24,219	41,094
Rental property held for sale	46,005	—	46,005	—	46,005
Investments in unconsolidated joint ventures	208,050	(490)	207,560	(207,560)	—
Deferred lease costs and other intangibles, net	140,883	—	140,883	11,162	152,045
Deferred debt origination costs, net	12,126	—	12,126	3,852	15,978
Prepaids and other assets	72,354	—	72,354	5,036	77,390
Total assets	$2,097,660	$(650)	$2,097,010	$217,018	$2,314,028
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$793,574	$—	$793,574	$—	$793,574
Unsecured term loans, net of discounts	267,259	—	267,259	—	267,259
Mortgages payable, including premiums	271,361	—	271,361	183,431	454,792
Unsecured lines of credit	111,000	—	111,000	—	111,000
Total debt	1,443,194	—	1,443,194	183,431	1,626,625
Accounts payable and accruals	69,558	—	69,558	35,791	105,349
Deferred financing obligation	28,388	—	28,388	—	28,388
Other liabilities	32,634	—	32,634	(2,204)	30,430
Total liabilities	1,573,774	—	1,573,774	217,018	1,790,792
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	955	—	955	—	955
Paid in capital	791,566	—	791,566	—	791,566
Accumulated distributions in excess of net income	(281,679)	—	(281,679)	—	(281,679)
Accumulated other comprehensive income	(14,023)	—	(14,023)	—	(14,023)
Equity attributable to Tanger Factory Outlet Centers, Inc.	496,819	—	496,819	—	496,819
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	26,417	—	26,417	—	26,417
Noncontrolling interest in other consolidated partnerships	650	(650)	—	—	—
Total equity	523,886	(650)	523,236	—	523,236
Total liabilities and equity	$2,097,660	$(650)	$2,097,010	$217,018	$2,314,028

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Pro Rata Statement of Operations year to date December 31, 2014 (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata statement of operations
REVENUES
Base rentals	$274,480	$(486)	$273,994	$24,726	$298,720
Percentage rentals	10,307	(21)	10,286	1,518	11,804
Expense reimbursements	122,532	(174)	122,358	13,411	135,769
Management, leasing and other services	3,591	—	3,591	—	3,591
Other income	7,648	(6)	7,642	708	8,350
Total revenues	418,558	(687)	417,871	40,363	458,234
EXPENSES
Property operating	137,422	(231)	137,191	15,852	153,043
General and administrative	44,469	(6)	44,463	319	44,782
Acquisition costs	7	—	7	—	7
Abandoned pre-development costs	2,365	—	2,365	236	2,601
Depreciation and amortization	102,432	(321)	102,111	12,143	114,254
Total expenses	286,695	(558)	286,137	28,550	314,687
Operating income	131,863	(129)	131,734	11,813	143,547

OTHER INCOME/(EXPENSE)
Interest expense	(57,931)	102	(57,829)	(2,837)	(60,666)
Loss on early extinguishment of debt	(13,140)	—	(13,140)	—	(13,140)
Gain on sale of real estate	7,513	—	7,513		7,513
Interest and other income	794	—	794	—	794
Income before equity in earnings of unconsolidated joint ventures	69,099	(27)	69,072	8,976	78,048
Equity in earnings of unconsolidated joint ventures	9,053	(77)	8,976	(8,976)	—
Net income	78,152	(104)	78,048	—	78,048
Noncontrolling interests in Operating Partnership	(4,037)	—	(4,037)	—	(4,037)
Noncontrolling interests in other consolidated partnerships	(104)	104	—	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	74,011	—	74,011	—	74,011
Allocation to participating securities	(1,872)	—	(1,872)	—	(1,872)
Net income available to common shareholders	$72,139	$—	$72,139	$—	$72,139

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

External Growth Pipeline Summary As of December 31, 2014

Project/Market	Projected Opening	Approx Size in Sq Ft (000s)	Est Total Net Cost (millions)	Cost to Date (millions)	Tanger Ownership Percentage	Est Total Construction Loan (millions)	Amount Drawn (millions)	Est Future Tanger Capital Requirement (millions)	Projected Stabilized Yield (1)

UNDER CONSTRUCTION:
New Developments -
Savannah, GA (2)	April '15	377	$106.9	$78.3	50%	$93.0	$25.5	$—	10.0% - 11.0%
Foxwoods, Mashantucket, CT (2)	May '15	313	$125.9	$72.1	67%	$70.3	$25.2	$8.8	8.5% - 9.5%
Grand Rapids, MI	3Q15	350	$77.2	$19.7	100%	$—	$—	$57.5	11.0% - 12.0%
Southaven, MS (Memphis) (2)	4Q15	310	$67.8	$1.3	50%	$56.0	$—	$10.3	9.5% - 10.5%
Total New Developments		1,350	$377.8	$171.4		$219.3	$50.7	$76.6	10.1%

Expansions -
None
Total Expansions		—	$—	$—		$—	$—	$—	—%
Total Under Construction		1,350	$377.8	$171.4		$219.3	$50.7	$76.6	10.1%

PRE-DEVELOPMENT:
Columbus, OH (3)	1H16	355	$93.2	$3.0	50%	$—	$—	$45.1	TBD

(1)
While actual yields for individual projects may vary, the company's current targeted stabilized yield on estimated total net cost for development projects is 9% - 11% in the United States and 7% - 9% in Canada. Weighted average projected stabilized yields for projects under construction are calculated using the midpoint of the projected stabilized yield disclosed for each project, or the midpoint of the company's targeted stabilized yield for projects labeled TBD.

(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Ownership Percentage column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from the gain or losses of asset sales.

(3)
The company and its 50/50 joint venture partner have delayed commencement of construction for Tanger Outlets Columbus in order to secure public financing for the necessary off-site improvements. The partners are currently targeting a mid 2016 opening.

The company's estimates, projections and judgments with respect to projected opening date, approximate size, estimated total net cost, Tanger ownership percentage, estimated total construction loan, estimated future Tanger capital requirement and projected stabilized yield for new development and expansion projects are subject to adjustment prior to and during the development process. Estimated total net cost shown net of outparcel sales and public financing. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Debt Outstanding Summary (dollars in thousands)

As of December 31, 2014
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$111,000	LIBOR + 1.00%		10/24/2017
2020 Senior unsecured notes	300,000	6.125%	6.219%	6/1/2020
2023 Senior unsecured notes	250,000	3.875%	4.076%	12/1/2023
2024 Senior unsecured notes	250,000	3.75%	3.819%	12/1/2024
Unsecured term loan (2)	250,000	LIBOR + 1.05%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(6,667)
Total unsecured debt	$1,171,833
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,694) (3)	$49,691	5.14% - 7.65%	5.05%	11/15/2021 - 12/8/2026
Deer Park, NY (net of discount of $1,161) (4)	148,839	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $399) (3)	29,670	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $99) (3)	17,926	5.24%	4.68%	1/6/2016
Foxwoods, CT (5)	25,235	LIBOR + 1.65%		12/5/2017
Total secured mortgage debt	$271,361
Tanger's share of unconsolidated JV debt:
Charlotte (6)	$45,000	LIBOR + 1.45%		11/24/2018
Galveston/Houston (7)	$32,500	LIBOR + 1.50%		7/01/2017
National Harbor (8)	41,850	LIBOR + 1.65%		11/13/19
RioCan Canada (including premium of $450) (9)	7,873	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Savannah (10)	12,749	LIBOR + 1.65%		5/21/2017
Westgate (11)	31,334	LIBOR + 1.75%		6/27/2015
Wisconsin Dells (12)	12,125	LIBOR + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$183,431

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)	On July 2, 2014, the credit agreement for the unsecured term loan due February 23, 2019 was amended and restated to change the interest rate from LIBOR + 1.60% to LIBOR + 1.05%.

(3)	Represents mortgages assumed in the acquisitions of various properties.

(4)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80% through August 14, 2018.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

(5)
In December 2014, the joint venture closed on a mortgage loan with the ability to borrow up to $70.3 million at an interest rate of LIBOR + 1.65%. The loan initially matures on December 5, 2017, with two one -year extension options.

(6)
In November 2014, the joint venture closed on a mortgage loan with the ability to borrow up to $90.0 million at an interest rate of LIBOR + 1.45%. The loan initially matures on November 24, 2018, with one one -year extension options. The balance of this loan as of December 31, 2014 was $90 million.

(7)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of December 31, 2014, the balance on the loan was $65.0 million.

(8)
In November 2014, the joint venture amended the initial construction loan to increase the amount available to borrow from $62.0 million to $87.0 million and extended the maturity date until November 13, 2019. As of December 31, 2014, the balance on the loan was $83.7 million.

(9)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a principal balance of $14.8 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(10)
In May 2014, the joint venture closed on a construction loan with the ability to borrow up to $97.7 million, with a maturity date of May 21, 2017, with two options to extend the maturity date each for one additional year. As of December 31, 2014, the balance on the loan was $25.5 million.

(11)
In May 2014, the joint venture amended and restated the initial construction loan to increase the amount available to borrow from $48.3 million to $62.0 million. The amended and restated loan has a maturity date of June 27, 2015 with the option to extend the maturity date for two additional years. As of December 31, 2014, the balance on the loan was $54.0 million.

(12)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Future Scheduled Principal Payments (dollars in thousands)

As of December 31, 2014
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2015	$32,343	$32,360	$64,703
2016	30,283	293	30,576
2017 (1)	146,743	45,559	192,302
2018	153,183	45,327	198,510
2019	253,369	42,197	295,566
2020	303,566	5,120	308,686
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023	254,768	—	254,768
2024	255,140	—	255,140
2025 & thereafter	7,206	—	7,206
	$1,446,830	$182,981	$1,629,811
Net Discount on Debt	(3,636)	450	(3,186)
	$1,443,194	$183,431	$1,626,625
Senior Unsecured Notes Financial Covenants (2)

As of December 31, 2014
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	50%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	171%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.27	Yes

(1)	Includes balances of $111.0 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 12/31/2014